Exhibit 10.2

FIFTH AMENDMENT TO THE CREDIT AGREEMENT

FIFTH AMENDMENT, dated as of June 30, 2004 (this “Amendment”), to the Credit Agreement, dated as of April 3, 2001 (as amended, supplemented, or otherwise modified from time to time, the “Credit Agreement”), among CITADEL BROADCASTING COMPANY, a Nevada corporation (the “Company”), CITADEL COMMUNICATIONS CORP. (“Intermediate Holding”), a Nevada corporation, and CITADEL BROADCASTING CORPORATION (formerly known as FLCC HOLDINGS, INC.), a Delaware corporation (“HoldCo”), the several lenders from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), FLEET NATIONAL BANK, as Documentation Agent (in such capacity, the “Documentation Agent”), and the financial institutions named therein as syndication agents for the Lenders (in such capacity, collectively, the “Syndication Agents”; each, individually, a “Syndication Agent”).

W I T N E S S E T H:

WHEREAS, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents are parties to the Credit Agreement;

WHEREAS, the Company has requested that the Lenders amend certain other provisions of the Credit Agreement as set forth herein;

WHEREAS, the Lenders, the Administrative Agent and the Syndication Agents are willing to agree to such amendments to the Credit Agreement, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Company, Intermediate Holding, HoldCo, the Lenders, the Administrative Agent and the Syndication Agents hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, capitalized terms which are defined in the Credit Agreement are used herein as therein defined.

2. Amendment to Section 13.9(i) (Limitation on Dividends). Section 13.9(i) of the Credit Agreement is hereby amended by deleting the amount “$50,000,000” and substituting therefor the amount “$150,000,000”.

3. Representations and Warranties. The Company hereby confirms, reaffirms and restates the representations and warranties set forth in Section 10 of the Credit Agreement. The Company represents and warrants that, after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

4. Effectiveness. This Amendment shall become effective on the date (the “Effective Date”) on which the Administrative Agent notifies the Company that it has received counterparts of this Amendment duly executed by the Company, Intermediate Holding, HoldCo and the Required Lenders.

5. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Company that would require a waiver or consent of the Lenders, the Administrative Agent or the Syndication Agents. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

6. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts (including telecopied counterparts), each of which shall be deemed to be an original, and all of which taken together shall be deemed to constitute one and the same instrument.

7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

CITADEL BROADCASTING COMPANY

By: /s/ RANDY L. TAYLOR_______________________
    Name: Randy L. Taylor
    Title: V.P. Finance

CITADEL COMMUNICATIONS CORPORATION

By: /s/ RANDY L. TAYLOR_______________________
    Name: Randy L. Taylor
    Title: V.P. Finance

CITADEL BROADCASTING CORPORATION

By: /s/ RANDY L. TAYLOR_______________________
    Name: Randy L. Taylor
    Title: V.P. Finance

JPMORGAN CHASE BANK as Administrative Agent and
as a Bank

By: /s/ TRACEY NAVIN EWING___________________
    Name: Tracy Navin Ewing
    Title: Vice President

FLEET NATIONAL BANK, as Documentation Agent and
    as a Lender

By: /s/ RICHARD M. PECK_______________________
    Name: Richard M. Peck
    Title: Principal

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

THE BANK OF NEW YORK

By: /s/ ALBERT M. SCHENCK____________________
    Name: Albert M. Schenck
    Title: Assistant Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

SUN TRUST BANK

By: /s/ BRIAN COMBS ____________________
    Name: Brian Combs
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

WACHOVIA BANK, N.A.

By: /s/ BRUCE W. LOFTIN ____________________
    Name: Bruce W. Loftim
    Title: Managing Director

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

THE BANK OF NOVA SCOTIA

By: /s/ IAN A. HODGART ____________________
    Name: Ian A. Hodgart
    Title: Authorized Signatory

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

BNP PARIBAS

By: /s/ STEPHANIE ROGERS _________________
    Name: Stephanie Rogers
    Title: Vice President

By: /s/ GREGG BONARDI ____________________
    Name: Gregg Bonardi
    Title: Director

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

U.S. BANK NATIONAL ASSOCIATION

By: /s/ JAYCEE A. EARL ____________________
    Name: Jaycee A. Earll
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

COOPERATIVE CENTRALE RAIFFEISEN
    BOERENLEEN BANK B.A., “RABOBANK
    NEDERLAND,” NEW YORK BRANCH
    as a Lender

By: /s/ DOUGLAS W. ZYLSTRA___________________
    Name: Douglas W. Zylstra
    Title: Senior Vice President

By: /s/ BRETT DELFINO ____________________
    Name: Brett Delfino
    Title: Executive Director

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

CREDIT SUISSE FIRST BOSTON, ACTING THROUGH
    ITS CAYMAN ISLANDS BRANCH

By: /s/ THOMAS HALL _____________________
    Name: Thomas Hall
    Title: Vice President

By: /s/ DOREEN WELCH ____________________
    Name: Doreen Welch
    Title: Associate

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

DEUTSCHE BANK TRUST COMPANY AMERICAS

By: /s/ GREGORY SHEFRIN ____________________
    Name: Gregory Shefrin
    Title: Director

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

CALYON NEW YORK BRANCH

By: /s/ DOUGLAS E. ROPER ________________
    Name: Douglas E. Roper
    Title: Managing Director and Manager

By: /s/ JOHN McCLOSKEY _________________
    Name: John McCloskey
    Title: Director and Portfolio Manager

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

NATIONAL CITY BANK

By: /s/ ELIZABETH A. BROSKY _________________
    Name: Elizabeth A. Brosky
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

SENIOR DEBT PORTFOLIO
By: Boston Management and Research as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

OXFORD STRATEGIC INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

COSTANTINUS EATON VANCE CDO V, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

GRAYSON & CO
By: Boston Management and Research as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

BIG SKY SENIOR LOAN FUND, LTD.
By: Eaton Vance Management as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President

CITADEL BROADCASTING COMPANY
    FIFTH AMENDMENT DATED AS OF JUNE 30,
    2004

EATON VANCE VT FLOATING-RATE INCOME FUND
By: Eaton Vance Management as Investment Advisor

By: /s/ MICHAEL B. BOTTHOF _________________
    Name: Michael B. Botthof
    Title: Vice President